Prospectus Supplement	August 12, 2020

Putnam VT Emerging Markets Equity Fund
Prospectus dated April 30, 2020

Effective immediately, the sub-section Your fund’s management in the section Fund summary is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

Brian Freiwald, Portfolio Manager, portfolio manager of the fund since 2020

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC

Assistant portfolio manager

Andrew Yoon, Portfolio Manager, Analyst, portfolio manager of the fund since 2020

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

Effective immediately, the seventh paragraph under the sub-section The fund’s investment manager in the section Who oversees and manages the fund? is deleted in its entirety and replaced with the following:

Putnam Management and PIL have retained their affiliate PAC to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management or PIL, as applicable. Putnam Management (and not the fund), pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average NAV of any fund assets managed by PAC. PAC, which provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles, has its headquarters at 100 Federal Street, Boston, MA 02110, with additional investment management personnel located in Singapore.

Effective immediately, the following replaces similar disclosure under the sub-section The fund’s investment manager – Portfolio managers in the section Who oversees and manages the fund?:

• Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio.

	Joined
Portfolio manager	fund	Employer	Positions over past five years
Brian Freiwald	2020	Putnam Management	Portfolio Manager
		2011–Present	Previously, Analyst
	Joined
Assistant portfolio manager	fund	Employer	Positions over past five years
Andrew Yoon	2020	The Putnam Advisory Company, LLC	Portfolio Manager, Analyst
		2020–Present	Portfolio Manager, Analyst

		Putnam Management
		2011–2020

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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